SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 31, 1996

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of May 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1996-S14)



            Residential Funding Mortgage Securities I, Inc.
         (Exact name of registrant as specified in its charter)

        DELAWARE                333-4846         75-2006294
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)



                         Exhibit Index Located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)      Not applicable

                (b)      Not applicable

                (c) Exhibit (executed copies) - The following execution copy of an Exhibit to the Form S-3 Registration Statement of the Registrant is hereby filed:

                                                         Sequentially
Exhibit                                                    Numbered
Number                                                     Exhibit
                                                            Page


10.3    Amendment No. 1, dated as of July 31, 1996,          004
        to the Pooling and Servicing Agreement,
        dated as of May 1, 1996 among Residential
        Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National
        Bank of Chicago, as Trustee.



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                                   SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.



                                                   By:/s/Diane S. Wold
                                                   Name:   Diane S. Wold
                                                   Title:  Vice President


Dated:  August 8, 1996




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                                                         Exhibit 10.3






               Amendment No. 1 to the Pooling and Servicing Agreement





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